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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): March 25, 1999
                                                          ----------------------


                                    TRW INC.
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             (Exact name of registrant as specified in its charter)



        OHIO                        1-2384                  34-0575430
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   (State or other         (Commission File Number)     (I.R.S. Employer
   jurisdiction of                                     Identification Number)
   incorporation)


                    1900 Richmond Road, Cleveland, Ohio    44124
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               (Address of principal executive offices)  (Zip Code)


               Registrant's telephone number, including area code:
                                 (216) 291-7000


                                       N/A
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          (Former name or former address, if changed since last report)


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Item 2.  Acquisition and Disposition of Assets.

         On February 6, 1999, TRW Inc. ("TRW"), through its indirectly wholly-owned subsidiary, TRW Automotive UK, commenced an offer (the "Offer") for each Ordinary Share ("LucasVarity Share") of LucasVarity plc ("LucasVarity") at a price of 288 pence in cash for each LucasVarity Share and for each American Depositary Share representing ten LucasVarity Shares ("LucasVarity ADS") at a price of (pound sterling)28.80 in cash for each LucasVarity ADS. The Offer was declared unconditional in all respects on March 25, 1999. As a result of acceptances of the Offer and of open market purchases by TRW Automotive UK during the offer period, as of March 25, 1999, TRW is the beneficial owner of approximately 1,263,092,238 LucasVarity Shares (including LucasVarity Shares represented by LucasVarity ADSs), representing approximately 89.42% of the issued share capital of LucasVarity.

         The Offer will remain open for acceptance until further notice. In the event that TRW Automotive UK acquires or contracts to acquire at least 90% in nominal value of the LucasVarity Shares (including LucasVarity Shares represented by LucasVarity ADSs) before June 6, 1999 (being the end of the four month period commencing February 6, 1999), it intends to give notice to holders of LucasVarity Shares that it desires to acquire the remaining such securities compulsorily under the applicable laws of the United Kingdom at the same price and on the same terms as under the Offer.

         Funding for the acquisition will be obtained from the issuance of commercial paper and/or from borrowings from banks under an existing credit facility. TRW maintains a committed credit agreement pursuant to which TRW may borrow, in the aggregate, up to $7.4 billion. The text of the agreement, which includes the identity of the banks, is filed herewith as Exhibit 4.1 and is incorporated by reference.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

         (a)      Financial Statements of Business Acquired.

         Historical financial statements for LucasVarity will be filed no later than June 8, 1999.

         (b)      Pro Forma Financial Information.

         Pro forma financial information relating to the acquisition will be filed no later than June 8, 1999.

         (c)      Exhibits.

          4.1 Amended and Restated Credit Agreement, dated as of January 27, 1999 and amended and restated as of February 26, 1999, among TRW and various financial institutions (incorporated by reference to Exhibit (b)(2) to Amendment No 6. to the
                  Schedule 14D-1 filed by TRW and TRW Automotive UK on
                  March 2, 1999).

         99.1 Press Release dated March 25, 1999 (incorporated herein by reference to Exhibit (a)(20) to Amendment No. 20 to the
                  Schedule 14D-1 filed by TRW and TRW Automotive UK on
                  March 26, 1999).



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           TRW INC.


Date:  March 26, 1999                      By: /s/ William B. Lawrence
                                               ---------------------------------
                                               William B. Lawrence
                                               Executive Vice President, General
                                               Counsel and Secretary


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                                 EXHIBIT INDEX


Exhibit          Description
-------          -----------

4.1 Amended and Restated Credit Agreement, dated as of January 27, 1999 and amended and restated as of February 26, 1999, among TRW and various financial institutions (incorporated by reference to Exhibit (b)(2) to Amendment No 6. to the Schedule 14D-1 filed by TRW and TRW Automotive UK on March 2, 1999).

99.1 Press Release dated March 25, 1999 (incorporated by reference to Exhibit (a)(20) to Amendment No. 20 to the Schedule 14D-1 filed by TRW and TRW Automotive UK on March 26, 1999).